AMENDMENT TO
CONVERGYS CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

The Convergys Corporation Supplemental Executive Retirement Plan (the "Plan") is hereby amended in the following respect:

Section 6.2(c)(1) is amended and restated to read as follows:

(1)    Notwithstanding the foregoing provisions of this Section6.2(c), in the event of a Change in Control, the Company shall, within five business days after the Change in Control, contribute such amounts as are necessary to cause the full present value of all benefits that are accrued under the Plan as of the date of the Change in Control to be fully funded under the Trust; provided however, that such funding shall not be required in the event such funding would be treated as property transferred in connection with the performance of services for purposes of Code Section 83, pursuant to Section 409A(b).

IN ORDER TO ADOPT THIS PLAN AMENDMENT, Convergys Corporation has caused its name to be subscribed to this Plan amendment.

CONVERGYS CORPORATION

By: _______________________________

Title: _______________________________

Date:    _______________________________

836256.1